UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 28, 2023
Commission File Number 1-13610
CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	75-6446078
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)
17950 Preston Road, Suite 600, Dallas, TX 75252	(972) 349-3200
(Address of Principal Executive Offices)	(Registrant's telephone number)
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	CMCT	Nasdaq Global Market
Common Stock, $0.001 Par Value	CMCT	Tel Aviv Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 2.01 Completion of Acquisition or Disposition of Assets
On March 28, 2023, an indirect wholly-owned subsidiary of Creative Media & Community Trust Corporation (“CMCT”) completed the previously announced acquisition of a 98.05% interest in Eleven Fifty Clay, a 16-story apartment building with 288 units in downtown Oakland, California, from 1100 Clay Venture Holdings, LLC (the “Clay Seller”) for $142.7 million (including an assumption of a mortgage of approximately $78.3 million).
The purchase was funded from cash on hand (including proceeds from the offering of CMCT’s Series A1 Preferred Stock offering) and a drawing under CMCT’s revolving credit facility.
The Clay Seller is indirectly wholly-owned by a fund that is managed by an affiliate of CIM Group Management, LLC, whose affiliates serve as the investment adviser to CIM Urban Partners, LP, an indirectly wholly-owned subsidiary of CMCT, and the manager of CMCT.
The equity interest purchase and sale agreement relating to the acquisition contains customary terms and conditions. The description of the equity interest purchase and sale agreement is only a summary and is qualified in its entirety by reference to the full text of the agreement, a copy of which is attached to this Form 8-K as Exhibit 10.1, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of the Properties Acquired
Independent Auditors’ Report	4
Combined Statements of Revenue and Certain Expenses for the Acquired Properties for the Nine Months Ended September 30, 2022 (Unaudited) and for the Year Ended December 31, 2021	5
Notes to the Combined Statements of Revenue and Certain Expenses for the Nine Months Ended September 30, 2022 (Unaudited) and the Year Ended December 31, 2021	6

(b) Pro Forma Financial Information
Explanatory Note	8
Pro Forma Consolidated Balance Sheet as of September 30, 2022 (Unaudited)	9
Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2022 (Unaudited)	10
Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2021 (Unaudited)	11
Notes to Pro Forma Consolidated Financial Statements (Unaudited)	12

(c) Shell Company Transactions
None

(d) Exhibits

Exhibit Number	Exhibit Description
23.1*	Consent of Deloitte & Touche LLP
10.1*	Equity Interest Purchase and Sale Agreement, dated as of January 31, 2023, by and between 1100 Clay Venture Holdings, LLC and CMCT 1100 Clay (Oakland) Owner, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
* Filed herewith

INDEPENDENT AUDITOR’S REPORT
To the Board of Directors and Stockholders of Creative Media & Community Trust Corporation:
Opinion
We have audited the accompanying Combined Statements of Revenues and Certain Expenses of the portfolio of two properties and two land parcels (the “Acquired Properties”), which are under common ownership and common management, for the year ended December 31, 2021, and the related notes (the “Combined Statements of Revenues and Certain Expenses”).
In our opinion, the accompanying Combined Statements of Revenues and Certain Expenses present fairly, in all material respects, the combined revenues and certain expenses described in Note 1 of the Combined Statements of Revenues and Certain Expenses for the year ended December 31, 2021, in accordance with accounting principles generally accepted in the United States of America.
Basis for Opinion
We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Combined Statements of Revenues and Certain Expenses section of our report. We are required to be independent of the Acquired Properties and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Basis of Accounting
We draw attention to Note 2 to the Combined Statements of Revenues and Certain Expenses, which describes that the accompanying Combined Statements of Revenues and Certain Expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Current Report on Form 8-K of Creative Media & Community Trust Corporation), specifically, presenting the gross income and direct operating expenses of the Acquired Properties, as defined in part 210.3-14(a)(1) of Regulation S-X, and are not intended to be a complete presentation of the Acquired Properties’ revenues and expenses. As a result, the Combined Statements of Revenues and Certain Expenses may not be suitable for another purpose. Our opinion is not modified with respect to this matter.
Responsibilities of Management for the Combined Statements of Revenues and Certain Expenses
Management is responsible for the preparation and fair presentation of the Combined Statements of Revenues and Certain Expenses in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Combined Statements of Revenues and Certain Expenses that are free from material misstatement, whether due to fraud or error.
Auditor’s Responsibilities for the Audit of the Combined Statements of Revenues and Certain Expenses
Our objectives are to obtain reasonable assurance about whether the Combined Statements of Revenues and Certain Expenses as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the Combined Statements of Revenues and Certain Expenses.
In performing an audit in accordance with GAAS, we:
•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the Combined Statements of Revenue and Certain Expenses, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the Combined Statements of Revenue and Certain Expenses.

•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Acquired Properties’ internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the Combined Statements of Revenue and Certain Expenses.
•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Acquired Properties’ ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.
/s/ Deloitte & Touche LLP
Tempe, Arizona
February 2, 2023 (March 29, 2023, as to Notes 1 and 6)

ACQUIRED PROPERTIES
COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
For the Nine Months Ended September 30, 2022 (Unaudited) and the Year Ended December 31, 2021
(in thousands)

	Nine Months Ended September 30, 2022			Year Ended December 31, 2021
	JLS Properties (Closed on January 31, 2023)	Eleven Fifty Clay (Closed on March 28, 2023)	Total	JLS Properties (Closed on January 31, 2023)	Eleven Fifty Clay (Closed on March 28, 2023)	Total
	(Unaudited)	(Unaudited)	(Unaudited)
REVENUES:
Rental and other property income (1)	$5,502	$3,942	$9,444	$2,987	$1,611	$4,598
Other income	108	70	178	65	36	101
Total Revenues	5,610	4,012	9,622	3,052	1,647	4,699
CERTAIN EXPENSES:
Rental and other property operating	5,210	3,613	8,823	5,014	3,876	8,890
Interest	3,855	3,233	7,088	2,772	2,638	5,410
Other	143	150	293	71	55	126
Total Expenses	9,208	6,996	16,204	7,857	6,569	14,426
CERTAIN EXPENSES IN EXCESS OF REVENUES	$(3,598)	$(2,984)	$(6,582)	$(4,805)	$(4,922)	$(9,727)

____________________________________
(1)JLS Properties and Eleven Fifty Clay commenced leasing operations in Q1 2021.
  See accompanying Notes to Statements of Revenues and Certain Expenses.

ACQUIRED PROPERTIES
NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
For the Nine Months Ended September 30, 2022 (Unaudited) and the Year Ended December 31, 2021

1. ORGANIZATION
On March 28, 2023, an indirect wholly-owned subsidiary of Creative Media & Community Trust Corporation (“CMCT”) acquired a 98.05% interest in Eleven Fifty Clay, a 16-story apartment building with 288 units in downtown Oakland, California (“Eleven Fifty Clay”), from 1100 Clay Venture Holdings, LLC (the “Clay Seller”) for $142.7 million (including an assumption of a mortgage of approximately $78.3 million). The purchase price is based on bids received by the Clay Seller in connection with a marketed sales process and is subject to customary post-closing adjustments and does not include transaction costs relating to the acquisition.
On January 31, 2023, indirect wholly-owned subsidiaries of CMCT acquired an 89.42% interest in each of Channel House, a modern 8-story apartment building with 333 units in Jack London Square, Oakland, California, land parcel F-3 and land parcel Site D (collectively the “JLS Properties” and, together with the Eleven Fifty Clay, the “Acquired Properties”), in each case located in Oakland, California, from Jack London Square Development (Oakland) Holdings, LLC (the “Channel Seller”), JLS F-3 (Oakland) Holdings, LLC (the “F-3 Seller”) and 466 Water Street (Oakland) Holdings, LLC (the “Site D Seller”), respectively, for $120.4 million, $0.2 million and $2.2 million, respectively (including, in the case of Channel House, an assumption of a mortgage of $103.0 million). Each purchase price described in the foregoing sentence is subject to customary post-closing adjustments and does not include transaction costs relating to the acquisition.
The Clay Seller, the Channel House Seller, the F-3 Seller and the Site D Seller are indirectly wholly-owned by a fund managed by an affiliate of CIM Group Management, LLC, whose affiliates serve as the investment adviser to CIM Urban Partners, LP, an indirectly wholly-owned subsidiary of CMCT, and the manager of CMCT.
2. BASIS OF PRESENTATION
The accompanying combined statements of revenues and certain expenses, which includes all activity in the periods presented for the Acquired Properties, has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (the “SEC”) and with the provisions of SEC Rule 3-14 of Regulation S-X, which require certain information with respect to real estate operations to be included with certain filings with the SEC.
The accompanying combined statements of revenues and certain expenses for the Acquired Properties is exclusive of items which may not be comparable to the proposed future operations of the Acquired Properties subsequent to its acquisition by the Company. Material amounts that would not be directly attributable to future operating results of the Acquired Properties are excluded, and the combined statements of revenues and certain expenses are not intended to be a complete presentation of the Acquired Properties’ revenues and expenses. Items excluded consist primarily of depreciation and amortization expense.
The combined statement of revenues and certain expenses for the nine months ended September 30, 2022 is unaudited. In the opinion of management, the unaudited interim period includes all adjustments, which are of a normal and recurring nature, necessary for a fair and consistent presentation of the Acquired Properties’ results of operations and the Company is not aware of any other material factors that would cause the combined financial statements not to be indicative of future operating results. The results of operations for the unaudited interim period presented are not necessarily indicative of a full year results of operations.
3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Use of Estimates
The preparation of the combined statements of revenues and certain expenses in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses. Actual results could differ from those estimates.
Revenue Recognition
Revenue from tenants is recognized on a straight-line basis. As such, the rental revenue for those leases that contain rent abatements and contractual increases are recognized on a straight-line basis over the applicable terms of the related lease.

ACQUIRED PROPERTIES
NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
For the Nine Months Ended September 30, 2022 (Unaudited) and the Year Ended December 31, 2021

Rental and Other Property Operating Expense
Rental and other property operating expense represents the direct expenses of operating the properties and consists primarily of repairs and maintenance, real estate taxes, management fees, insurance, utilities and other operating expenses that are expected to continue in the proposed future operations of the properties.
4. LEASES
Future minimum rental revenue under operating leases as of December 31, 2021, excluding tenant reimbursements of certain costs, are as follows (in thousands):

Years Ending December 31,	JLS Properties (Closed on January 31, 2023)	Eleven Fifty Clay (Closed on March 28, 2023)	Total
2022	$5,164	$3,576	$8,740
2023	225	407	632
2024	—	—	—
2025	—	—	—
2026	—	—	—
Thereafter	—	—	—
	$5,389	$3,983	$9,372
Future minimum rental revenue under operating leases as of September 30, 2022, excluding tenant reimbursements of certain costs, are as follows (in thousands):

Years Ending December 31,	JLS Properties (Closed on January 31, 2023)	Eleven Fifty Clay (Closed on March 28, 2023)	Total
2022 (Three months ending December 31, 2022)	$2,292	$1,862	$4,154
2023	4,484	4,613	9,097
2024	102	219	321
2025	—	—	—
2026	—	—	—
Thereafter	—	—	—
	$6,878	$6,694	$13,572
5. COMMITMENTS AND CONTINGENCIES
Liabilities for loss contingencies arising from claims, assessments, litigation, fines, penalties and other sources are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated. Legal costs incurred in connection with loss contingencies are expensed as incurred. There is no material litigation nor to management’s knowledge is any material litigation currently threatened against the Acquired Properties other than routine litigation, claims and administrative proceedings arising in the ordinary course of business.
6. SUBSEQUENT EVENTS
The Company has evaluated subsequent events through March 29, 2023, the date on which the combined statements of revenues and certain expenses have been issued and has determined that there have not been any events that have occurred that would require adjustments to, or disclosure in, these combined financial statements.

CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
EXPLANATORY NOTE TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
Explanatory Note
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company hereby provides the financial information required by Item 9.01 relating to our acquisition of the Acquired Properties.
The acquisition accounting includes certain valuations which have not progressed to a stage where there is sufficient information for a definitive measurement. Accordingly, the pro forma adjustments included herein are preliminary and have been made solely for the purpose of providing unaudited pro forma consolidated financial information, and may be revised as additional information becomes available and as additional analyses are performed. Differences between the preliminary estimates reflected in these unaudited pro forma consolidated financial statements and the final acquisition accounting will likely occur, and these differences could have a material impact on the accompanying unaudited pro forma consolidated financial statements and the combined Company’s future results of operations and financial position.
The unaudited pro forma consolidated balance sheet as of September 30, 2022 is presented as if the acquisition of the Acquired Properties was completed on September 30, 2022. The unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2022 and the year ended December 31, 2021 are presented as if the acquisition of the Acquired Properties was completed on January 1, 2021.
The unaudited pro forma consolidated financial statements (including notes thereto) of the Company are qualified in their entirety and should be read in conjunction with the consolidated financial statements for the fiscal year ended December 31, 2021, and related notes thereto, included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 16, 2022 and the unaudited consolidated financial statements for the nine months ended September 30, 2022, and related notes thereto, included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2022 filed with the SEC on November 14, 2022. The unaudited pro forma consolidated financial statements (including the notes thereto) of the Company are qualified in their entirety and should be read in conjunction with the combined financial statements of the Acquired Properties for the fiscal year ended December 31, 2021, the nine months ended September 30, 2022, and the related notes thereto, both included as part of this Form 8-K. The unaudited pro forma consolidated balance sheet and statements of operations are not necessarily indicative of what the actual financial position and operating results would have been had the acquisition of the Acquired Properties occurred on September 30, 2022 and January 1, 2021, respectively, nor are they indicative of future operating results of the Company.

CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
PRO FORMA CONSOLIDATED BALANCE SHEET
As of September 30, 2022
(in thousands, except share and per share amounts) (Unaudited)

	As Reported	JLS Properties (Closed on January 31, 2023)		Eleven Fifty Clay (Closed on March 28, 2023)		Credit Facility Draw	Pro Forma
	(a)	(b)		(b)		(c)
ASSETS
Investments in real estate, net	$503,790	$137,365		$145,500		$—	$786,655
Investment in unconsolidated entity	12,149	—		—		—	12,149
Cash and cash equivalents	14,794	(34,003)	(d)	(63,311)	(d)	97,314	14,794
Restricted cash	12,006	6,284	(e)	3,068	(e)	—	21,358
Loans receivable, net	66,627	—		—		—	66,627
Accounts receivable, net	3,930	56		2		—	3,988
Deferred rent receivable and charges, net	36,408	111		450		—	36,969
Other intangible assets, net	4,665	—		—		—	4,665
Other assets	11,228	163		151		—	11,542
TOTAL ASSETS	$665,597	$109,976		$85,860		$97,314	$958,747
LIABILITIES, REDEEMABLE PREFERRED STOCK, AND EQUITY
LIABILITIES:
Debt, net	$216,442	$103,000	(f)	$78,318	(f)	$97,314	$495,074
Accounts payable and accrued expenses	24,339	2,823		5,763		—	32,925
Intangible liabilities, net	78	—		—		—	78
Due to related parties	3,984	(87)		4		—	3,901
Other liabilities	19,537	605		449		—	20,591
Total liabilities	264,380	106,341		84,534		97,314	552,569
COMMITMENTS AND CONTINGENCIES
REDEEMABLE PREFERRED STOCK: Series A cumulative redeemable preferred stock, $0.001 par value; liquidation preference of $25.00 per share, subject to adjustment	29,073	—		—		—	29,073
EQUITY:
Series A cumulative redeemable preferred stock, $0.001 par value; liquidation preference of $25.00 per share, subject to adjustment	178,287	—		—		—	178,287
Series A1 cumulative redeemable preferred stock, $0.001 par value; liquidation preference of $25.00 per share, subject to adjustment	69,490	—		—		—	69,490
Series D cumulative redeemable preferred stock, $0.001 par value; liquidation preference of $25.00 per share, subject to adjustment	1,396	—		—		—	1,396
Series L cumulative redeemable preferred stock, $0.001 par value; liquidation preference of $28.37 per share, subject to adjustment	83,745	—		—		—	83,745
Common stock, $0.001 par value.	23	—		—		—	23
Additional paid-in capital	862,360	—		—		—	862,360
Distributions in excess of earnings	(823,523)	—		—		—	(823,523)
Total stockholders’ equity	371,778	—		—		—	371,778
Noncontrolling interests	366	3,635	(g)	1,326	(g)	—	5,327
Total equity	372,144	3,635		1,326		—	377,105
TOTAL LIABILITIES, REDEEMABLE PREFERRED STOCK, AND EQUITY	$665,597	$109,976		$85,860		$97,314	$958,747
The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2022
(in thousands, except share and per share amounts) (Unaudited)

	As Reported	JLS Properties (Closed on January 31, 2023)		Eleven Fifty Clay (Closed on March 28, 2023)		Transaction Accounting Adjustments		Pro Forma
	(a)	(b)		(b)
REVENUES:
Rental and other property income	$42,484	$5,391		$3,492		$561	(c)	51,928
Hotel income	24,476	—		—		—		24,476
Interest and other income	9,078	108		70		—		9,256
Total Revenues	76,038	5,499		3,562		561		85,660
EXPENSES:
Rental and other property operating	37,557	5,210		3,613		—		46,380
Asset management and other fees to related parties	2,757	66		66		—	(d)	2,889
Expense reimbursements to related parties—corporate	1,459	—		—		—		1,459
Expense reimbursements to related parties—lending segment	1,612	—		—		—		1,612
Interest	6,766	3,855		3,233		3,003	(e)	16,857
General and administrative	4,975	77		84		—		5,136
Transaction costs	201	—		—		—		201
Depreciation and amortization	15,071	—		—		4,674	(f)	19,745
Total Expenses	70,398	9,208		6,996		7,677		94,279
(Loss) income from unconsolidated entity	176	—		—		—		176
(LOSS) INCOME BEFORE PROVISION FOR INCOME TAXES	5,816	(3,709)		(3,434)		(7,116)		(8,443)
Provision for income taxes	815	—		—		—		815
NET (LOSS) INCOME	5,001	(3,709)		(3,434)		(7,116)		(9,258)
Net (income) loss attributable to noncontrolling interests	(19)	392	(g)	67	(g)	—		440
NET (LOSS) INCOME ATTRIBUTABLE TO THE COMPANY	4,982	(3,317)		(3,367)		(7,116)		(8,818)
Redeemable preferred stock dividends declared or accumulated	(16,763)	—		—		—		(16,763)
Redeemable preferred stock deemed dividends	(19)	—		—		—		(19)
Redeemable preferred stock redemptions	(5,044)	—		—		—		(5,044)
NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(16,844)	$(3,317)		$(3,367)		$(7,116)		$(30,644)
NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS PER SHARE:
Basic	$(0.72)							$(1.32)
Diluted	$(0.72)							$(1.32)
WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING:
Basic	23,303							23,303
Diluted	23,303							23,303
   The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2021
(in thousands, except share and per share amounts) (Unaudited)

	As Reported	JLS Properties (Closed on January 31, 2023)		Eleven Fifty Clay (Closed on March 28, 2023)		Transaction Accounting Adjustments		Pro Forma
	(a)	(b)		(b)
REVENUES:
Rental and other property income	$52,838	$2,220		$1,161		$1,217	(c)	57,436
Hotel income	16,722	—		—		—		16,722
Interest and other income	21,366	65		36		—		21,467
Total Revenues	90,926	2,285		1,197		1,217		95,625
EXPENSES:
Rental and other property operating	39,272	5,014		3,876		—		48,162
Asset management and other fees to related parties	9,030	18		18		—	(d)	9,066
Expense reimbursements to related parties—corporate	2,050	—		—		—		2,050
Expense reimbursements to related parties—lending segment	1,921	—		—		—		1,921
Interest	9,413	2,772		2,638		2,603	(e)	17,426
General and administrative	6,844	53		37		—		6,934
Transaction costs	143	—		—		—		143
Depreciation and amortization	20,112	—		—		6,232	(f)	26,344
Total Expenses	88,785	7,857		6,569		8,835		112,046
INCOME (LOSS) BEFORE PROVISION (BENEFIT) FOR INCOME TAXES	2,141	(5,572)		(5,372)		(7,618)		(16,421)
Provision (benefit) for income taxes	2,992	—		—		—		2,992
NET LOSS	(851)	(5,572)		(5,372)		(7,618)		(19,413)
Net loss (income) attributable to noncontrolling interests	1	589	(g)	105	(g)	—		695
NET LOSS ATTRIBUTABLE TO THE COMPANY	(850)	(4,983)		(5,267)		(7,618)		(18,718)
Redeemable preferred stock dividends declared or accumulated	(18,763)	—		—		—		(18,763)
Redeemable preferred stock deemed dividends	(253)	—		—		—		(253)
Redeemable preferred stock redemptions	(113)	—		—		—		(113)
NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(19,979)	$(4,983)		$(5,267)		$(7,618)		$(37,847)
NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS PER SHARE:
Basic	$(1.04)							$(1.97)
Diluted	$(1.04)							$(1.97)
WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING:
Basic	19,187							19,187
Diluted	19,187							19,187

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
TRANSACTION ACCOUNTING ADJUSTMENTS
The transaction accounting adjustments are based on our preliminary estimates and assumptions that are subject to change. The following adjustments have been reflected in the unaudited pro forma consolidated financial information:
Adjustments to the Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2022
(a)Reflects the Company’s historical unaudited consolidated balance sheet as of September 30, 2022, which was included in the Company’s Quarterly Report on Form 10-Q, as filed with the SEC on November 14, 2022.
(b)Reflects the preliminary purchase accounting allocation for the acquisition of the Acquired Properties, as if the transaction was completed on September 30, 2022. For purposes of these pro forma consolidated financial statements, for these transactions, the Company has assumed (i) that the transaction will be accounted for as an asset acquisition, and (ii) that the purchase price will be paid with an additional draw on the Company’s credit facility.
(c)Assumes a draw on the Company’s credit facility to fund the acquisition.
Cash
(d)Reflects the cash consideration to be paid for the Acquired Properties after the assumed settlement of other assets and liabilities of the Acquired Properties.
Restricted Cash
(e)Includes an additional $2.6 million of lender reserves at closing in connection with the assumption of the $103.0 million mortgage at the JLS Properties and an additional $3.0 million of lender reserves at closing in connection with the assumption of the $78.3 million at Eleven Fifty Clay.
Debt, net
(f)Reflects mortgages assumed upon the closing the JLS Properties and Eleven Fifty Clay of $103.0 million and $78.3 million, respectively. These mortgages had a weighted average rate of 6.06% as of September 30, 2022 and have maturities through 2026 (including extension options).
Noncontrolling interest
(g)Reflects the equity contributed by noncontrolling interests.
Adjustments to the Unaudited Pro Forma Consolidated Statements of Operations for the Nine Months Ended September 30, 2022 and the Year Ended December 31, 2021
(a)Reflects the historical unaudited consolidated statements of operations for the nine months ended September 30, 2022 and the year ended December 31, 2021, which were included in the Quarterly Report on Form 10-Q, as filed with the SEC on November 14, 2022, and the Annual Report on Form 10-K, as filed with the SEC on March 16, 2022, respectively.
(b)Reflects the property-level historical results of operations related to the Acquired Properties for the nine months ended September 30, 2022, and the property-level historical results of operations related to the Acquired Properties for the year ended December 31, 2021.
Rental and other property income
(c)Represents adjustments to estimated straight-line rent using the most recent data for lease terms, assuming an acquisition date of January 1, 2021 for the Acquired Properties. For purposes of these pro forma consolidated financial statements, no assumptions were made for potential lease renewals.
Asset management fees
(d)For the year ended December 31, 2021, asset management fees were calculated as a percentage of the daily average gross fair value of assets, which would have resulted in a pro forma increase of the asset management fee for the Acquired Properties for the year ended December 31, 2021 of $2.6 million. Because of the application of the fee

CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
waiver dated as of January 1, 2022, the asset management fee has been calculated for pro forma purposes as a percentage of the net asset value applicable to common shareholders for both the year ended December 31, 2021 and the nine months ended September 30, 2022, which resulted in no pro forma adjustment of the asset management fee for the Acquired Properties for these periods. For the year ended December 31, 2023, assuming there is no increase in their appraised value, the Acquired Properties will not by themselves cause any increase in the asset management fee because of the application of the fee waiver described in the immediately preceding sentence.
Interest
(e)Represents the pro forma adjustment to interest expense, which is based on the assumption that the Acquired Properties were acquired on January 1, 2021 and were funded by an incremental draw on the Company’s credit facility of $97.3 million. The Company’s credit facility bears interest at a variable rate based on the 30-day SOFR rate plus 2.60%. For the nine months ended September 30, 2022, the pro forma interest expense adjustment was calculated assuming a simple average interest rate for the period of 4.12%. For the year ended December 31, 2021, the pro forma interest expense adjustment was calculated assuming a simple average interest rate for the period of 2.68%. A 50 basis point change in SOFR would result in an impact to the pro forma adjustment to interest expense of $365,000 and $487,000 for the nine months ended September 30, 2022 and the year ended December 31, 2021, respectively
Depreciation and amortization
(f)Represents the pro forma adjustment for depreciation and amortization expense, which is based on the Company’s basis in the assets that would have been recorded assuming the Acquired Properties were acquired on January 1, 2021. Depreciation and amortization amounts were determined in accordance with the Company’s policies and are based on management’s evaluation of the estimated useful lives of the property. The amounts allocated to buildings and improvements are depreciated over the estimated useful life (generally 40 years for buildings and 15 years for improvements), beginning on the assumed acquisition date of January 1, 2021.
Net loss (income) attributable to noncontrolling interests
(g)Represents the allocation of net loss the Acquired Properties to the noncontrolling interests assuming an acquisition date of January 1, 2021.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
Dated: March 29, 2023	By:	/s/ David Thompson David Thompson Chief Executive Officer